UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21700

Tortoise North American Energy Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2008

Item 1. Reports to Stockholders.

Tortoise North American Energy Corp.

Yield

Growth

Quality

2008 2nd Quarter Report

May 31, 2008

...Steady Wins®

TYN
LISTED
NYSE

Company at a Glance

Tortoise North American Energy Corp. is a non-diversified closed-end investment company focused primarily on investing in publicly-traded Canadian upstream royalty trusts and midstream and downstream income trusts (RITs) and publicly-traded United States Master Limited Partnerships (MLPs) with diversified exposure to the growing and physically integrated North American energy markets. Energy infrastructure RITs and MLPs are engaged in the transportation, processing, distribution, storage and/or marketing of natural gas liquids such as propane, electricity, coal, crude oil or refined petroleum products or exploring, developing, managing or producing such commodities.

Investment Goals: Yield, Growth and Quality
We seek a high level of total return with an emphasis on distribution income paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs and RITs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.

Tortoise North America achieves distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to Tortoise North America.

We seek to achieve quality by investing in companies operating energy infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise North America, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Canadian Royalty and Income Trusts (RITs)
RITs are trust units that generally trade on public Canadian stock exchanges such as the Toronto Stock Exchange, and may also trade on public U.S. stock exchanges. In some cases, a RIT may have two classes of trust units: one class which may be owned by Canadian residents; and the other class which may be held by either residents or non-residents of Canada. There are 48 energy RITs.

About U.S. Master Limited Partnerships (MLPs)
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 70 MLPs in the market, mostly in industries related to energy and natural resources. Tortoise North America invests primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.

Tortoise North America Investment Features
Tortoise North America provides stockholders an alternative to investing directly in RITs and MLPs. Tortoise North America offers investors the opportunity to receive an attractive distribution return with a historically low return correlation to returns on stocks and bonds.

Additional features of Tortoise North America include:

  One Form 1099 per stockholder at the end of the year, rather than a Canadian NR4 information slip or multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience;

  The ability to access investment grade credit markets to enhance stockholder return; and

  U.S. income tax credit for taxes withheld in Canada.

July 10, 2008

DEAR STOCKHOLDERS,

During the second quarter ended May 31, 2008, Tortoise North American Energy Corp. (NYSE: TYN) experienced increased valuations in its Canadian RIT investments while valuations of its U.S. MLP investments were relatively unchanged. The strength in Canada was driven by strong oil and gas prices that led to overall distribution increases. During June and early July, weak U.S. economic conditions that impacted the overall market resulted in declining valuations across many of our MLP portfolio companies. We continue to believe that North American energy infrastructure company fundamentals remain attractive, and we expect our portfolio companies to again report distribution growth in the upcoming quarter.

Subsequent to quarter-end, we made significant progress toward reducing our exposure to the volatility of the auction rate market by fixing the cost of all of our notes at attractive rates and by redeeming a portion of our preferred stock.

Performance Review
Our total return for the quarter ended May 31, 2008 was 9.7 percent based on market value, including the reinvestment of distributions. Our recent distribution of $0.38 per common share ($1.52 annualized) was our 6th consecutive distribution increase since full investment of initial public offering proceeds. This reflects a 5.6 percent increase over the distribution paid in the same quarter of the prior year and a 2.0 percent increase over the distribution paid in the prior quarter. This distribution represented an annualized yield of 6.0 percent, or a 6.3 percent yield including the foreign source tax credit of $0.02 per share, based on the closing price of $25.37 on May 30, 2008. As of today’s closing stock price of $22.97, our annualized yield is 6.6 percent, or 7.0 percent including the foreign source tax credit.

We will continue to focus on our strategic asset selection and liability management strategies to maintain long-term distribution growth.

Leverage Review
On June 17, 2008, we completed a private offering of $25 million Series B and $20 million Series C Senior Notes. The Series B and C notes have fixed rates of 5.56 percent and 6.23 percent and mature in 2011 and 2015, respectively. We intend to use the proceeds to redeem all of our Auction Rate Senior Notes totaling $40 million and $5 million of our preferred stock. We will continue our efforts to provide liquidity to our remaining preferred stock investors as reasonable financing arrangements become available.

We believe the leverage management strategy we began to execute nearly a year ago has netted attractive terms that will provide beneficial returns to common stockholders through investments that would not be available without the use of leverage.

2008 2nd Quarter Report     1

Investment Review
In the quarter we completed a $2.5 million direct placement in Copano Energy, L.L.C. Since our inception in October 2005 through the date of this letter, we have financed energy infrastructure growth through the completion of nine direct placement and IPO purchases totaling approximately $29.8 million. During the quarter, we realized net gains on investments of approximately $10.6 million and ended the period with $25.9 million of unrealized gains on investments, an increase of $2.0 million over the prior quarter. The larger than typical realized gains during the quarter resulted from two Canadian RITs in our portfolio being acquired and the repositioning of some of our holdings into U.S. oil and gas exploitation and production and global infrastructure investments that we believe have attractive relative values.

Market Outlook
Crude Oil Infrastructure
Canadian energy infrastructure trusts continue to play a critical role in that country’s oil sands development. While current pipeline takeaway capacity to transport crude oil from Canada to the U.S. is approximately 2.4 million barrels per day, demand for oil is expected to increase production to more than four million barrels per day. Canadian energy infrastructure trusts are constructing pipelines to accommodate these additional volumes. In addition, the trusts build and expand pipelines and storage facilities to transport diluent, a product used to dilute heavy crude oil in its early stages of refinement. An increase in volume means more fee-based revenue, which leads to distribution growth for our Canadian investments. With Canada possessing over 179 billion barrels of crude oil reserves (2nd largest in the world), and over $100 billion of capital committed to oil sands development, the volume of crude oil flowing from Canada to the U.S. is expected to substantially increase.

Canadian Energy Infrastructure Trusts
Optimism over high commodity prices, manageable service costs and new resource opportunities continued in Canada over the course of the quarter. This resulted in the S&P/TSX Capped Energy Trust Index returning 18.4 percent between Feb. 29, 2008 and May 30, 2008. While business fundamentals and total returns among the midstream infrastructure trusts were strong during the quarter, the real story was with the oil and gas royalty trusts. Of our holdings, ARC Energy Trust, Crescent Point Energy Trust and Enerplus Resources Fund returned 26.5 percent, 34.7 percent and 13.0 percent, respectively. This strong performance was driven by increases to cash flow guidance and overall increases in distributions due to the high oil and gas price environment.

2     Tortoise North American Energy Corp.

Natural Gas Infrastructure
Increases in natural gas prices have spurred natural gas drilling activity in Western Canada. Natural gas producers have expressed enthusiasm over initial results using the same technology used to develop the prolific Barnett Shale in Texas. The companies have been able to extract large volumes of natural gas from additional resources with this technology. We invest in natural gas infrastructure trusts that gather, process and transport natural gas for a fee. We believe increased volumes of natural gas from new sources will result in increased cash flow from our investments.

Regulatory Update
In October 2007, the Province of Alberta announced plans to increase the royalty rate charged to oil sands producers. The framework will also raise the rate charged to conventional oil and natural gas producers, but to a lesser extent. Producers have indicated that they might reduce drilling activities in Alberta if the plan is enacted as proposed. Province officials are working with producers which we believe will result in a compromise that will result in continued active drilling in Alberta. Without a compromise, we expect the implementation of the proposed plan could impact the flow of crude oil and natural gas to the U.S.

Master Limited Partnership Investment Overview and Outlook
For our quarter ending May 31, 2008, the Wachovia MLP Index reflected a total return of 1.23 percent, compared to a total return of -1.18 percent for the quarter ending Feb. 29, 2008 and 10.87 percent for the quarter ending May 31, 2007. These returns are based on market value, including the reinvestment of quarterly dividends.

MLP distribution yield is a key performance measure and continues to surpass REITs and utilities. On May 31, 2008, the Atlantic Asset Management MLP Energy Index dividend yield was 7.06 percent compared to the FTSE NAREIT Equity REIT Index yield of 4.74 percent and the Dow Jones Utility Average Index yield of 3.12 percent. We believe MLPs offer income investors attractive risk and return qualities relative to REITs and utilities.

During the quarter, MLP companies were able to access the capital markets to issue approximately $1.4 billion of new equity. The companies also took advantage of the continued low interest rate environment and issued over $8 billion in debt. By our estimates, there are more than $55 billion in expected MLP organic growth projects and acquisition opportunities on the horizon between now and 2011. We expect commodity demand to grow about 0.8 percent annually for the next decade. In the face of this expected growth, the weak economy has created modest challenges for the sector. These challenges include a short-term decline in consumer demand for gasoline and

2008 2nd Quarter Report     3

other refined products, rising steel prices due to increased worldwide demand and labor shortages. As the credit markets stabilize and economic conditions improve, we believe these challenges will dissipate. We believe we remain well situated to provide capital to the sector through the ups and downs of the market cycle.

Conclusion
With the ongoing refinancing of our auction rate leverage and the repositioning of a portion of our holdings during the last quarter, we believe we are well positioned to deliver an attractive yield, and growth of that yield, by investing in high quality companies.

Thank you for investing in our company.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise North American Energy Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

…Steady Wins®

4     Tortoise North American Energy Corp.

SUMMARY FINANCIAL INFORMATION (Unaudited)

Six Months Ended
May 31, 2008
Market value per share	$25.37
Net asset value per share	30.13
Total net assets	138,973,091
Net unrealized appreciation of investments (excluding interest rate swaps
and foreign currency transactions)	4,871,891
Net investment income	2,114,105
Net realized gain on investments, interest rate swap settlements and
foreign currency transactions	10,167,034
Total investment return based on market value(1)	13.17%

(1)	See footnote 5 to the Financial Highlights on page 24 for further disclosure.

Allocation of Portfolio Assets May 31, 2008 (Unaudited) (Percentages based on total investment portfolio)

Allocation of Portfolio Assets by Country

			Other	Total
Industry	Canada	United States	Foreign	Fair Value
Crude/Refined Products Pipelines	$20,109,994	$49,565,534	$—	$69,675,528
Natural Gas Gathering/Processing	36,800,518	—	—	36,800,518
Natural Gas/Natural Gas Liquids Pipelines	6,979,801	25,035,872	—	32,015,673
Oil and Gas Exploitation and Production	9,563,969	16,602,943	—	26,166,912
Shipping	—	932,025	8,803,197	9,735,222
Electric Generation/Services	1,402,932	3,063,750	—	4,466,682
Oil Sands Producers	8,143,750	—	—	8,143,750
Global Infrastructure	—	9,310,524	—	9,310,524
Propane Distribution	—	2,653,190	—	2,653,190
Cash Equivalents	—	134,146	3,223,884	3,358,030
Total Investment Portfolio	$83,000,964	$107,297,984	$12,027,081	$202,326,029

2008 2nd Quarter Report     5

KEY FINANCIAL DATA (Unaudited)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

2007
Q2(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$689
Dividends paid in stock	523
Dividends from common stock	156
Distributions received from Canadian trusts	1,556
Interest and dividend income	273
Foreign tax withheld	(240)
Total from investments	2,957
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	363
Other operating expenses	134
497
Distributable cash flow before leverage costs and current taxes	2,460
Leverage costs(2)	769
Current foreign tax expense	6
Distributable Cash Flow(3)	$1,685

Distributions paid on common stock	$1,661
Distributions paid on common stock per share	0.3600
Payout percentage for period(4)	98.6%
Net realized gains on investments	489
Total assets, end of period	194,453
Average total assets during period(5)	184,352
Leverage (Long-Term Debt Obligations, Preferred Stock and Short-Term Borrowings)(6)	55,000
Leverage as a percent of total assets	28.3%
Net unrealized appreciation, end of period	29,221
Net assets, end of period	136,361
Average net assets during period(7)	126,728
Net asset value per common share	29.56
Market value per common share	26.91
Shares outstanding	4,612,640

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments (net of foreign taxes withheld)	6.36%
Operating expenses before leverage costs and current taxes	1.07%
Distributable cash flow before leverage costs and current taxes	5.29%
As a Percent of Average Net Assets
Distributable cash flow(3)	5.28%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, auction agent fees, interest rate swap expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before current foreign tax expense” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions and the value of paid-in-kind distributions; and decreased by distributions to preferred stockholders, current foreign taxes paid, and realized and unrealized gains (losses) on interest rate swap settlements.

6     Tortoise North American Energy Corp.

2007		2008
Q3(1)	Q4(1)	Q1(1)	Q2(1)

$700	$697	$782	$941
538	564	588	661
153	186	182	235
1,660	1,672	1,698	1,584
299	331	331	423
(258)	(268)	(147)	(182)
3,092	3,182	3,434	3,662

391	368	372	401
137	97	129	131
528	465	501	532
2,564	2,717	2,933	3,130
848	929	1,041	1,181
7	9	10	10
$1,709	$1,779	$1,882	$1,939

$1,684	$1,707	$1,718	$1,753
0.3650	0.3700	0.3725	0.3800
98.5%	96.0%	91.3%	90.4%
1,446	2,107	253	10,580
191,333	195,221	188,914	204,091
193,833	191,882	189,371	194,948
63,400	64,600	55,000	58,950
33.1%	33.1%	29.1%	28.9%
16,767	17,188	18,190	22,122
124,255	125,702	125,910	138,973
132,889	128,473	123,742	126,644
26.94	27.25	27.30	30.13
24.97	23.10	23.45	25.37
4,612,640	4,612,640	4,612,640	4,612,640

6.33%	6.65%	7.29%	7.56%
1.08%	0.97%	1.06%	1.10%
5.25%	5.68%	6.23%	6.46%

5.10%	5.55%	6.12%	6.16%

(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	The balance on the short-term credit facility was $3,950,000 as of May 31, 2008.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets as required by GAAP, and include current foreign tax expense and leverage costs.

2008 2nd Quarter Report     7

MANAGEMENT’S DISCUSSION

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview
Tortoise North America seeks to benefit from the flow of crude oil and natural gas commodities throughout North America. Canada possesses a large supply of crude oil and natural gas while the United States is the world’s largest consumer of these energy commodities. The United States imports more crude oil and natural gas from Canada than any other country. Interconnected pipelines systems transport crude oil and natural gas between the two countries.

Tortoise North America’s investment objective is to provide a high level of total return, with an emphasis on distribution income paid to stockholders. Tortoise North America seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian upstream royalty trusts and midstream and downstream income trusts (collectively, RITs) and publicly traded United States master limited partnerships (MLPs). RITs and MLPs have been considered tax-efficient investment vehicles because they are currently not subject to taxation applicable to most corporate entities. Tortoise North America is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. serves as investment adviser.

Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below and in Note 2 in the Notes to Financial Statements.

Investment Income. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from our investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. We record MLP investment income and return of capital based on estimates made at the time the distribution is received. These estimates are based on historical information available from each MLP and other industry sources. These estimates may be revised based on information received from MLPs after their tax reporting periods are concluded.

Valuation of Portfolio Investments. We primarily own securities that are listed on a securities exchange. We value those securities at their last sale price on that exchange on the valuation date.

8     Tortoise North American Energy Corp.

MANAGEMENT’S DISCUSSION
(Continued)

We also may invest in restricted securities, including debt and equity securities of companies. Securities that have restrictions on resale are typically valued at a discount from the public market value of the security pursuant to valuation policies established by our Board.

Determining Distributions To Stockholders
Our portfolio generates cash flow from which we pay distributions to stockholders. We pay distributions out of our distributable cash flow (“DCF”). Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distributions throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of distributable cash flow on an annualized basis.

Determining DCF
DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from RITs (net of foreign taxes withheld) and MLPs, paid-in-kind distributions, and interest and dividend payments. The total expenses include current or anticipated operating expenses, leverage costs, and current foreign income taxes paid, if any. Each are summarized for you in the key financial data table on pages 6 and 7 and are discussed in more detail below.

The key financial data table discloses the calculation of DCF. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income (and the corresponding foreign tax withheld, if any) from MLPs, RITs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income (and foreign taxes) on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and (3) distributions received from investments in the key financial data table include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, recurring auction agent fees, distributions to preferred stockholders and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs, as well as current foreign taxes paid.

Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our distribution to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.

Total distributions received from our investments relating to DCF for the 2nd quarter 2008 was approximately $3.7 million, representing a 23.8 percent increase as compared to 2nd quarter 2007 and 6.6 percent increase as compared to 1st quarter 2008. These increases reflect the results of

2008 2nd Quarter Report     9

MANAGEMENT’S DISCUSSION
(Continued)

recent portfolio activity, distribution increases from our investments, and the refund of withheld foreign taxes.

As disclosed in Note 15 of our Notes to Financial Statements, we have entered into a series of forward foreign currency contracts. These contracts protect the U.S. dollar value of approximately 76 percent of our expected Canadian dividends. The impact of the change in Canadian to U.S. dollar exchange rates on the U.S. value of Canadian dollar distributions we receive is reflected in our Statement of Operations. When the actual or anticipated Canadian to U.S. dollar exchange rate is above 1.131, we reflect realized or unrealized gain. We reflect a realized or unrealized loss when the actual or anticipated exchange rate is below 1.131. At May 31, 2008, the exchange rate was 0.9933. We realized a net loss on forward foreign currency contracts of approximately $149,000 for the 2nd quarter 2008.

Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.10 percent of average total assets for the 2nd quarter 2008 as compared to 1.07 percent for the 2nd quarter 2007 and 1.06 percent for the 1st quarter 2008. Advisory fees for the 2nd quarter 2008 increased 8 percent as a result of increased average managed assets.

While the contractual advisory fee of 1.00 percent of average monthly managed assets remains unchanged, the Adviser has agreed to waive an amount equal to 0.15 percent of average monthly managed assets effective January 1, 2008 through December 31, 2008.

Leverage costs consist of four major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; (2) the auction agent fees, which are the marketing costs for the auction rate leverage; (3) the realized and unrealized gain or loss on our interest rate swap settlements; and (4) distributions to preferred stockholders.

Total leverage costs were $1.2 million in 2nd quarter 2008 as compared to $770,000 for the 2nd quarter 2007 and $1.0 million for the 1st quarter 2008, as detailed below.

	2Q 07	1Q 08	2Q 08
Interest expense	$541,297	$634,002	$620,223
Auction agent fees	42,200	42,427	20,583
Net realized and unrealized (gain)/loss
on interest rate swap settlements	(18,753)	104,389	327,556
Distributions to preferred stockholders	204,048	260,543	213,024
Total leverage costs	$768,792	$1,041,361	$1,181,386

Average outstanding leverage (in millions)	$55.0	$56.0	$58.1

The average annualized total cost of leverage (total leverage costs divided by average outstanding leverage) was 8.06 percent for the 2nd quarter 2008 as compared to 7.48 percent for the 1st quarter 2008, and 5.55 percent for 2nd quarter 2007. The increases from 2nd quarter 2007, to the current fiscal periods, reflect the impact of the dislocation of the 20 year old auction rate market. Historically, our auctions have reset at rates slightly above or below LIBOR. Earlier this year, our

10     Tortoise North American Energy Corp.

MANAGEMENT’S DISCUSSION
(Continued)

auctions, like most others, began resetting at their maximum rate, which in our case has been 200 percent of the applicable LIBOR. As a result, we did not benefit, as we otherwise would have, from the lowering LIBOR. The change from 1st quarter 2008 to 2nd quarter 2008 is primarily the result of an increase of approximately $223,000 in realized and unrealized losses on interest rate swap settlements which occur with a decline in LIBOR, offsetting lower effective rates on leverage.

We anticipate reduced total leverage costs in the near-term as a result of the various steps we have completed in restructuring our leverage, although we remain subject to changes in LIBOR on $10 million of auction rate preferred stock. On June 17, 2008, we issued $45 million aggregate amount of Series B and Series C Notes, proceeds of which were used to refinance auction rate securities. As a result of this fixed-rate financing, our pro forma current cost of leverage is 5.76 percent including the Series B and C Notes, $10 million notional amount of MMP Stock and auction agent fees. While this rate may vary as existing Notes mature or our existing auction rate securities are reset or refinanced, this is a 230 basis point decrease in our cost of leverage as compared to the 2nd quarter 2008. Additional information on our leverage and restructuring is included in the Liquidity and Capital Resources section below.

While historically we have utilized interest rate swap contracts in an attempt to reduce a portion of the interest risk arising from our auction rate leverage, we have now terminated all of our swap contracts as a result of changes in our leverage structure. Information on swap contracts is outlined below in the Liquidity and Capital Resources section, and Note 14 and Note 16 in our Notes to Financial Statements.

Distributable Cash Flow
For 2nd quarter 2008, our DCF was approximately $1.9 million, an increase of 15.1 percent as compared to 2nd quarter 2007 and 3.0 percent as compared to 1st quarter 2008. These increases are the net result of changes in distributions and expenses as outlined above. We paid a distribution of $1.8 million, or 90.4 percent of DCF during the quarter. On a per share basis, the fund declared a $0.38 distribution on May 12, 2008, for an annualized run-rate of $1.52. This is an increase of 5.6 percent as compared to 2nd quarter 2007 and 2.0 percent as compared to 1st quarter 2008.

Taxation of our Distributions
We expect that distributions paid on common shares will consist of: (i) dividend income from domestic and foreign corporations that under current law is eligible for a reduced tax rate, which we refer to as qualified dividend income; (ii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months); (iii) return of capital and (iv) investment company taxable income (other than qualified dividend income), including non-qualifying dividend or interest income, short-term capital gain, operational or other ordinary income from MLP investments, and income from certain hedging and interest rate transactions. For individuals, currently the maximum federal rate is 15 percent on qualified dividend income, 15 percent on long-term capital gain and 35 percent on investment company taxable income (other than qualified dividend income and long-term capital gain).

Tortoise North America is subject to certain Canadian withholding taxes, but the payment of those taxes flow through to stockholders as a foreign tax credit to apply against their U.S. income tax payable on foreign source income, including the income of Tortoise North America attributable to

2008 2nd Quarter Report     11

MANAGEMENT’S DISCUSSION
(Continued)

RITs and other foreign investments. This foreign tax credit may be utilized to offset part or all of the U.S. federal income tax on the foreign source income.

If we elect to retain net long-term capital gains, Tortoise North America will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the fiscal year ended November 30, 2007 were comprised of approximately 66 percent ordinary income (100 percent of which is qualified dividend income presuming you held the shares for the requisite holding period) and 34 percent long-term capital gain. In addition, approximately 14 percent of distributions were passed-through to stockholders as a credit for foreign taxes paid. Detailed individual tax information for the current fiscal year will be reported to Stockholders on Form 1099 after year-end.

Liquidity And Capital Resources
Tortoise North America had total assets of $204 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid. During 2nd quarter 2008, total assets increased from $189 million to $204 million, an increase of $15 million or 8 percent. This change was primarily the net result of realized and unrealized gains during the quarter.

The exchange rate between the US Dollar (USD) and Canadian Dollar (CAD) impacts the USD value of our Canadian investments and therefore our total assets and net asset value. The USD appreciated approximately 8 percent vs. the CAD from May 31, 2007 to May 31, 2008 and approximately 19 percent from when we made our initial Canadian investments in 2005 to May 31, 2008. Our net asset value at May 31, 2008, includes unrealized appreciation from the change in exchange rates of approximately $8.5 million representing $1.84 of our net asset value per share.

Subsequent to quarter-end, we issued $45 million of fixed-rate senior notes ($25 million Series B and $20 million Series C). These proceeds will be used to fund the redemption of $5 million of our money market preferred shares on July 11, 2008 and our $40 million Series A Notes on July 21, 2008. Details of these transactions are disclosed in Note 16 in our Notes to Financial Statements.

Associated with these redemptions, we subsequently closed-out $55 million notional amount of interest rate swap contracts. Additional information on these transactions is included in Note 16 in our Notes to Financial Statements.

Total leverage outstanding at May 31, 2008 of $55 million is comprised of $40 million in auction rate senior notes and $15 million in money market preferred shares. Total leverage represented 28.9 percent of total assets at May 31, 2008. Our long-term target for leverage remains approximately 33 percent of total assets, although temporary increases up to 38 percent of total assets are allowed to facilitate participation in investment opportunities. In this event, we intend to reduce leverage to our long-term target over time by executing portfolio sales and/or an equity offering. We may continue to utilize our line of credit to make desirable investments as they become available and provide flexibility in managing our capital structure.

12     Tortoise North American Energy Corp.

SCHEDULE OF INVESTMENTS (Unaudited)

	May 31, 2008
	Shares	Fair Value
Canadian Trusts — 51.6%(1)
Crude/Refined Products Pipeline — 14.5%(1)
Pembina Pipeline Income Fund	1,124,100	$20,109,994
Electric Generation/Services — 1.0%(1)
Northland Power Income Fund	109,900	1,402,932
Natural Gas Gathering/Processing — 26.5%(1)
AltaGas Income Trust	579,800	15,409,967
Keyera Facilities Income Fund	951,400	21,359,327
		36,769,294
Natural Gas/Natural Gas Liquids Pipelines — 5.0%(1)
Enbridge Income Fund	594,600	6,979,801
Oil and Gas Exploitation and Production — 4.6%(1)
ARC Energy Trust	62,565	1,834,182
Crescent Point Energy Trust	75,100	2,731,665
Enerplus Resources Fund	39,200	1,833,122
		6,398,969
Total Canadian Trusts (Cost $62,848,012)		71,660,990

Common Stock — 13.0%(1)
Canada — 0.0%(1)
Natural Gas Gathering/Processing — 0.0%(1)
AltaGas Utility Group Inc.	4,685	31,224
Republic of the Marshall Islands — 6.3%(1)
Shipping — 6.3%(1)
Navios Maritime Partners L.P.	197,000	2,968,790
Seaspan Corporation	169,300	4,569,407
Teekay Offshore Partners L.P.	55,000	1,265,000
		8,803,197
United States — 6.7%(1)
Global Infrastructure — 6.7%(1)
Macquarie Infrastructure Company LLC	280,100	9,310,524
Total Common Stock (Cost $17,960,518)		18,144,945

2008 2nd Quarter Report     13

SCHEDULE OF INVESTMENTS (Unaudited)
(Continued)

	May 31, 2008
	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 61.7%(1)
United States — 61.7%(1)
Crude/Refined Products Pipeline — 29.2%(1)
Enbridge Energy Management, L.L.C.(2)	293,312	$15,618,875
Kinder Morgan Management, LLC(2)(3)	359,341	19,817,636
Magellan Midstream Partners, L.P.	21,900	848,406
NuStar Energy L.P.	29,438	1,442,462
Plains All American Pipeline, L.P.	23,900	1,167,754
SemGroup Energy Partners, L.P.	37,000	1,007,880
TEPPCO Partners, L.P.	16,700	595,021
		40,498,034
Natural Gas/Natural Gas Liquids Pipelines — 18.0%(1)
Copano Energy, L.L.C.(4)(5)	95,260	2,626,318
El Paso Pipeline Partners, L.P.	95,300	2,183,323
Energy Transfer Partners, L.P.	174,600	8,441,910
Enterprise Products Partners L.P.	55,700	1,686,039
ONEOK Partners, L.P.	39,600	2,429,064
TC PipeLines, LP	216,951	7,669,218
		25,035,872
Oil and Gas Exploitation and Production — 11.9%(1)
BreitBurn Energy Partners L.P.	225,800	4,854,700
Encore Energy Partners LP	25,100	652,349
EV Energy Partners, L.P.	52,450	1,639,063
Legacy Reserves, LP	92,300	2,125,669
Linn Energy, LLC	232,000	5,259,440
Pioneer Southwest Energy Partners L.P.	106,900	2,071,722
		16,602,943
Propane Distribution — 1.9%(1)
Inergy, L.P.	94,386	2,653,190
Shipping — 0.7%(1)
OSG America L.P.	62,135	932,025
Total Master Limited Partnerships and
Related Companies (Cost $68,641,830)		85,722,064
	Principal
Corporate Bonds — 16.9%(1)	Amount
Canada — 8.2%(1)
Oil and Gas Exploitation and Production — 2.3%(1)
Connacher Oil & Gas Ltd, 10.25%, 12/15/2015(4)	$3,000,000	3,165,000
Oil Sands Producers — 5.9%(1)
OPTI Canada Inc., 7.875%, 12/15/2014	5,500,000	5,568,750
OPTI Canada Inc., 8.25%, 12/15/2014(4)	2,500,000	2,575,000
		8,143,750

14     Tortoise North American Energy Corp.

SCHEDULE OF INVESTMENTS (Unaudited)
(Continued)

	May 31, 2008
	Principal
	Amount	Fair Value
United States — 8.7%(1)
Crude/Refined Products Pipeline — 6.5%(1)
SemGroup, L.P., 8.75%, 11/15/2015(4)	$9,300,000	$9,067,500
Electric Generation/Services — 2.2%(1)
Texas Competitive Electric Holdings Co LLC, 10.25%, 11/01/2015(4)	3,000,000	3,063,750
Total Corporate Bonds (Cost $23,612,350)		23,440,000

Short-Term Investments — 2.4%(1)	Shares
Ireland — 2.3%(1)
Fidelity Institutional Cash Fund PLC, 3.25%(6)(7)	3,202,284	3,223,884
United States — 0.1%(1)
First American Government Obligations Fund — Class Y, 1.97%(6)	134,146	134,146
Total Short-Term Investments (Cost $3,314,080)		3,358,030
Total Investments — 145.6%(1)
(Cost $176,376,790)		202,326,029
Long-Term Debt Obligations — (28.8%)(1)		(40,000,000)
Interest Rate Swap Contracts — (1.7%)(1)
$55,000,000 notional — Unrealized Depreciation(8)		(2,385,170)
Forward Foreign Currency Contracts — (1.0%)(1)
Canadian Dollar Currency Contracts— Unrealized Depreciation(9)		(1,439,754)
Other Assets and Liabilities — (3.3%)(1)		(4,528,014)
Preferred Shares at Redemption Value — (10.8%)(1)		(15,000,000)

Total Net Assets Applicable to Common
Stockholders — 100.0%(1)		$138,973,091

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts and forward foreign currency contracts.
(4)	Restricted securities have a total fair value of $20,497,568 which represents 14.7% of net assets. See Note 9 to the financial statements for further disclosure.
(5)	Non-income producing.
(6)	Rate reported is the current yield as of May 31, 2008.
(7)	Value of shares denominated in Canadian dollars.
(8)	See Note 14 to the financial statements for further disclosure.
(9)	See Note 15 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

2008 2nd Quarter Report     15

STATEMENT OF ASSETS & LIABILITIES (Unaudited)

May 31, 2008
Assets
Investments at fair value (cost $176,376,790)	$202,326,029
Foreign currency at value (cost $91,006)	90,682
Receivable for Adviser expense reimbursement	47,790
Interest and dividend receivable	921,261
Prepaid expenses and other assets	704,856
Total assets	204,090,618
Liabilities
Payable to Adviser	318,598
Distributions payable to common stockholders	1,752,803
Distributions payable to preferred stockholders	33,302
Accrued expenses and other liabilities	237,900
Unrealized depreciation of interest rate swap contracts	2,385,170
Unrealized depreciation of forward foreign currency contracts	1,439,754
Short-term borrowings	3,950,000
Long-term debt obligations	40,000,000
Total liabilities	50,117,527
Preferred Stock
$25,000 liquidation value per share applicable to 600 outstanding
shares (800 shares authorized)	15,000,000
Net assets applicable to common stockholders	$138,973,091

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 4,612,640 shares issued and
outstanding (100,000,000 shares authorized)	$4,613
Additional paid-in capital	106,840,555
Undistributed net investment income, net of current foreign tax expense	2,384,292
Undistributed net realized gain on investments, foreign currency transactions
and interest rate swap contracts	7,621,474
Net unrealized appreciation of investments, interest rate swap contracts, foreign currency, forward foreign currency contracts and translation of
other assets and liabilities denominated in foreign currency	22,122,157
Net assets applicable to common stockholders	$138,973,091

Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$30.13

See accompanying Notes to Financial Statements.

16     Tortoise North American Energy Corp.

STATEMENT OF OPERATIONS (Unaudited)

Period from
December 1, 2007
through
May 31, 2008
Investment Income
Distributions received from master limited partnerships	$1,723,677
Less return of capital on distributions	(1,489,192)
Net distributions from master limited partnerships	234,485
Dividend income from Canadian trusts (including $465,656 from affiliate)	3,433,107
Dividends from common stock	417,018
Dividends from money market mutual funds	48,883
Interest income	702,127
Less foreign tax withheld	(313,007)
Total Investment Income	4,522,613
Operating Expenses
Advisory fees	918,049
Professional fees	94,232
Administration fees	50,547
Directors’ fees	34,093
Reports to stockholders	24,368
Registration fees	22,606
Custodian fees and expenses	7,029
Stock transfer agent fees	5,424
Other expenses	21,765
Total Operating Expenses	1,178,113
Interest expense	1,254,225
Auction agent fees	63,010
Amortization of debt issuance costs	8,213
Total Interest, Auction Agent and Debt Issuance Costs	1,325,448
Total Expenses	2,503,561
Less expense reimbursement by Adviser	(145,371)
Net Expenses	2,358,190
Net Investment Income, before Current Foreign Tax Expense	2,164,423
Current foreign tax expense	(50,318)
Net Investment Income	2,114,105

2008 2nd Quarter Report     17

STATEMENT OF OPERATIONS (Unaudited)
(Continued)

Period from
December 1, 2007
through
May 31, 2008
Realized and Unrealized Gain (Loss) on Investments, Interest Rate
Swaps and Foreign Currency Transactions
Net realized gain on investments (including $2,802,290 from affiliate)	$10,833,502
Net realized loss on interest rate swap settlements	(379,027)
Net realized loss on forward foreign currency contracts	(266,785)
Net realized loss on foreign currency and translation of other assets
and liabilities denominated in foreign currency	(20,656)
Net realized gain on investments, interest rate swap settlements
and foreign currency transactions	10,167,034
Net unrealized appreciation of investments	4,871,891
Net unrealized appreciation of interest rate swap contracts	30,186
Net unrealized appreciation of foreign currency, forward foreign currency contracts and translation of other assets and liabilities
denominated in foreign currency	32,232
Net unrealized appreciation of investments, interest rate swap contracts
and foreign currency transactions	4,934,309
Net Realized and Unrealized Gain on Investments, Interest Rate
Swaps and Foreign Currency Transactions	15,101,343
Distributions to Preferred Stockholders	(473,567)
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$16,741,881

See accompanying Notes to Financial Statements.

18     Tortoise North American Energy Corp.

STATEMENT OF CHANGES IN NET ASSETS

	Period from
	December 1, 2007
	through	Year Ended
	May 31, 2008	November 30, 2007
	(Unaudited)
Operations
Net investment income	$2,114,105	$3,329,704
Net realized gain on investments, foreign currency
transactions and interest rate swap settlements	10,167,034	5,635,943
Net unrealized appreciation of investments, foreign
currency, forward foreign currency contracts,
translation of other assets and liabilities denominated
in foreign currency and interest rate swap contracts	4,934,309	14,934,128
Distributions to preferred stockholders	(473,567)	(858,525)
Net increase in net assets applicable to common
stockholders resulting from operations	16,741,881	23,041,250
Distributions to Common Stockholders
Net investment income	(451,231)	(4,138,173)
Net realized gain	(3,019,780)	(2,527,092)
Total distributions to common stockholders	(3,471,011)	(6,665,265)
Total increase in net assets applicable to
common stockholders	13,270,870	16,375,985
Net Assets
Beginning of period	125,702,221	109,326,236
End of period	$138,973,091	$125,702,221

Undistributed net investment income, net of current
foreign tax expense, at the end of period	$2,384,292	$1,194,985

See accompanying Notes to Financial Statements.

2008 2nd Quarter Report     19

STATEMENT OF CASH FLOWS (Unaudited)

Period from
December 1, 2007
through
May 31, 2008
Cash Flows from Operating Activities
Purchases of long-term investments	$(52,441,742)
Proceeds from sales of long-term investments	50,287,426
Proceeds from sales or maturity of short-term investments, net	7,363,119
Distributions received from master limited partnerships	1,723,678
Dividend income from Canadian trusts	3,208,942
Interest and dividend income received	948,583
Proceeds from sales of foreign currency, net	310,010
Payments for interest rate swap settlements	(379,027)
Interest expense paid	(1,390,230)
Income taxes paid	(18,022)
Operating expenses paid	(1,119,909)
Net cash provided by operating activities	8,492,828
Cash Flows from Financing Activities
Dividends and distributions paid to common stockholders	(1,718,208)
Distributions paid to preferred stockholders	(443,286)
Advances from revolving line of credit	22,150,000
Repayments on revolving line of credit	(27,800,000)
Net cash used in financing activities	(7,811,494)
Net increase in cash	681,333
Effect of exchange gains (losses) on cash	(287,441)
Cash — beginning of period	(393,892)
Cash — end of period	$—

20     Tortoise North American Energy Corp.

STATEMENT OF CASH FLOWS (Unaudited)
(Continued)

Period from
December 1, 2007
through
May 31, 2008
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net
cash provided by operating activities
Net increase in net assets applicable to common stockholders
resulting from operations	$16,741,881
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash
provided by operating activities:
Purchases of long-term investments	(52,441,742)
Return of capital on distributions received	1,489,192
Proceeds from sales or maturity of short-term investments, net	7,363,119
Proceeds from sales of long-term investments	50,287,426
Net unrealized appreciation of investments and interest rate
swap contracts	(4,902,077)
Net unrealized appreciation of foreign currency, forward foreign exchange contracts and translation of assets and liabilities
denominated in foreign currency	(32,232)
Net realized gain on sales and maturities of investments
and foreign currency transactions	(10,546,061)
Amortization of market premium, net	5,240
Amortization of debt issuance costs	8,213
Distributions to preferred stockholders	473,567
Changes in operating assets and liabilities:
Decrease in foreign currency	310,334
Increase in interest and dividend receivable	(136,178)
Increase in prepaid expenses and other assets	(59,840)
Increase in payable to Adviser, net of expense reimbursement	22,780
Decrease in accrued expenses and other liabilities	(90,794)
Total adjustments	(8,249,053)
Net cash provided by operating activities	$8,492,828

See accompanying Notes to Financial Statements.

2008 2nd Quarter Report     21

FINANCIAL HIGHLIGHTS

Period from
December 1, 2007
through
May 31, 2008
(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$27.25
Public Offering Price	—
Underwriting discounts and offering costs on issuance of common
and preferred stock(3)	—
Income from Investment Operations:
Net investment income(4)	0.46
Net realized and unrealized gain on investments(4)	3.27
Total increase from investment operations	3.73
Less Distributions to Preferred Stockholders:
Net investment income	(0.10)
Net realized gain	—
Total distributions to preferred stockholders	(0.10)
Less Distributions to Common Stockholders:
Net investment income	(0.10)
Net realized gain	(0.65)
Return of capital	—
Total distributions to common stockholders	(0.75)
Net Asset Value, end of period	$30.13
Per common share market value, end of period	$25.37
Total Investment Return Based on Market Value(5)	13.17%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$138,973
Ratio of expenses (including current foreign tax expense)
to average net assets before waiver(6)(7)(8)(9)	4.03%
Ratio of expenses (including current foreign tax expense)
to average net assets after waiver(6)(7)(8)(9)	3.80%
Ratio of expenses (excluding current foreign tax expense)
to average net assets before waiver(6)(8)(9)(10)	3.95%
Ratio of expenses (excluding current foreign tax expense)
to average net assets after waiver(6)(8)(9)(10)	3.72%
Ratio of net investment income (including current foreign tax expense)
to average net assets before waiver(6)(7)(8)(9)	3.11%
Ratio of net investment income (including current foreign tax expense)
to average net assets after waiver(6)(7)(8)(9)	3.34%
Ratio of net investment income (excluding current foreign tax expense)
to average net assets before waiver(6)(8)(9)(10)	3.19%

22     Tortoise North American Energy Corp.

		Period from
		October 31, 2005(1)
Year Ended	Year Ended	through
November 30, 2007	November 30, 2006	November 30, 2005

$23.70	$23.95	$—
—	—	25.00

—	(0.07)	(1.31)

0.72	0.61	0.02
4.47	0.55	0.24
5.19	1.16	0.26

(0.12)	(0.06)	—
(0.07)	(0.01)	—
(0.19)	(0.07)	—

(0.90)	(0.69)	—
(0.55)	(0.12)	—
—	(0.46)	—
(1.45)	(1.27)	—
$27.25	$23.70	$23.95
$23.10	$22.38	$25.00
9.28%	(5.39)%	0.00%

$125,702	$109,326	$110,451

3.88%	3.41%	2.02%

3.59%	3.09%	1.77%

3.86%	3.40%	2.02%

3.57%	3.08%	1.77%

2.36%	2.14%	0.75%

2.65%	2.46%	1.00%

2.38%	2.15%	0.75%

2008 2nd Quarter Report     23

FINANCIAL HIGHLIGHTS
(Continued)

Period from
December 1, 2007
through
May 31, 2008
(Unaudited)
Ratio of net investment income (excluding current foreign tax expense)
to average net assets after waiver(6)(8)(9)(10)	3.42%
Portfolio turnover rate(6)	53.70%
Short-Term Borrowings, end of period (000’s)	$3,950
Long-Term Debt Obligations, end of period (000’s)	$40,000
Preferred Stock, end of period (000’s)	$15,000
Per common share amount of long-term debt obligations outstanding,
at end of period	$8.67
Per common share amount of net assets, excluding long-term debt
obligations, at end of period	$38.80
Asset coverage, per $1,000 of principal amount of long-term debt
obligations and short-term borrowings(11)	$4,503
Asset coverage ratio of long-term debt obligations and short-term borrowings(11)	450%
Asset coverage, per $25,000 liquidation value per share of preferred stock(12)	$256,622
Asset coverage, per $25,000 liquidation value per share of preferred stock(13)	$83,937
Asset coverage ratio of preferred stock(13)	336%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the issuance of preferred stock for the year ended November 30, 2006. Represents the issuance of common stock for the period from October 31, 2005 through November 30, 2005.
(4)	The per common share data for the years ended November 30, 2007 and 2006 and the period from October 31, 2005 through November 30, 2005, do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2F to the financial statements for further disclosure.
(5)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding broker commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	The Company accrued $50,318, $22,447, $13,225 and $0 for the period from December 1, 2007 through May 31, 2008, the years ended November 30, 2007 and 2006, and the period from October 31, 2005 through November 30, 2005, respectively, for foreign and excise tax expense.

24     Tortoise North American Energy Corp.

		Period from
		October 31, 2005(1)
Year Ended	Year Ended	through
November 30, 2007	November 30, 2006	November 30, 2005

2.67%	2.47%	1.00%
16.06%	12.01%	0.00%
$9,600	$7,000	—
$40,000	$40,000	—
$15,000	$15,000	—

$8.67	$8.67	—

$35.92	$32.37	—

$3,837	$3,645	—
384%	365%	—
$234,504	$207,210	—
$73,646	$69,083	—
295%	276%	—

(8)	The expense ratios and net investment income ratios do not reflect the effect of distributions to preferred stockholders.
(9)	In addition to the fees and expenses which the Company bears directly, the Company bears a pro rata share of the fees and expenses of the acquired companies in which it invests. Such indirect expenses are not included in the above expense and income ratios.
(10)	The ratio excludes the impact of current foreign taxes.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by the number of preferred stock outstanding at the end of the period, assuming the retirement of all long-term debt obligations and short-term borrowings.
(13)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

2008 2nd Quarter Report     25

NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2008

1. Organization
Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian upstream royalty trusts and midstream and downstream income trusts (collectively, “RITs”) and publicly traded U.S. master limited partnerships (“MLPs”). The Company commenced operations on October 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYN.”

2. Significant Accounting Policies

A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

26     Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

Effective December 1, 2007, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. The Company’s adoption of SFAS 157 did not have an impact on its financial condition or results of operations. See Note 8 – Fair Value of Financial Instruments for further disclosure.

C. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

D. Forward Foreign Currency Contracts
The Company may enter into forward foreign currency contracts as economic hedges related to specific transactions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the Statement of Operations. The Company recognizes realized gains or losses at the time forward contracts are extinguished.

E. Foreign Withholding Taxes
The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.

2008 2nd Quarter Report     27

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

F. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from the Company’s investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. The Company records MLP investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the period from December 1, 2006 through November 30, 2007, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 13 percent as investment income and approximately 87 percent as return of capital.

Subsequent to November 30, 2007, the Company reclassified the amount of investment income and return of capital it recognized based on the 2007 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $12,900 or $0.003 per share, a decrease in unrealized appreciation of investments of approximately $9,500 or $0.002 per share and an increase in realized gains of approximately $22,400 or $0.005 per share.

Subsequent to the period ended February 29, 2008, the Company reclassified the amount of investment income and return of capital reported in the current fiscal year based on their revised 2008 estimates. This reclassification amounted to a decrease in net investment income of approximately $3,600 or $0.001 per share; an increase in unrealized appreciation of investments of approximately $7,300 or $0.002 per share and a decrease in realized gains of approximately $3,700 or $0.001 per share.

G. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to common stockholders. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gain over long-term capital loss, reduced by deductible expenses. The character of distributions to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized capital gains will be treated as a return of capital to the stockholders. For the year ended November 30, 2007, the Company’s distributions, for tax purposes, were comprised of 66 percent ordinary income (100 percent of which is qualified dividend income) and 34 percent long-term capital gain. The tax character of distributions paid for the period ended May 31, 2008 will be determined subsequent to November 30, 2008.

28     Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

Distributions to preferred stockholders are based on variable rates set at auctions, normally held every 28 days unless a special rate period is designated. Distributions to preferred stockholders are accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Distributions to preferred stockholders are payable on the first day following the end of the rate period or the first day of the month if the rate period is longer than one month. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2007, the Company’s distributions, for tax purposes, were comprised of 66 percent ordinary income (100 percent of which is qualified dividend income) and 34 percent long-term capital gain. The tax character of distributions paid for the period ended May 31, 2008 will be determined subsequent to November 30, 2008.

H. Federal Income Taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes, and RITs, which generally are treated as corporations for U.S. federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company generally incurs a 15 percent Canadian withholding tax with respect to distributions from a RIT. If more than 50 percent of the value of the Company’s assets at the close of the taxable year consists of stock or securities in foreign corporations and certain other requirements are met, the Company may elect to pass through to its stockholders the Canadian withholding tax as well as foreign income taxes paid as a foreign tax credit. The use of foreign tax credits is subject to numerous limitations that are applied to each individual taxpayer claiming the foreign tax credit.

On December 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Company has analyzed the tax positions it has taken and has concluded that no provision is required under FIN 48 for any open tax year (2005-2008). The Company’s policy is to record interest and penalties on uncertain tax positions, if any, as part of tax expense.

I. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses and offering costs. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to the long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

2008 2nd Quarter Report     29

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

J. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Cash settlements under the terms of the interest rate swap agreements and forward foreign currency contracts are recorded as realized gains or losses in the Statement of Operations.

K. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

L. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 which requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating what impact the adoption of SFAS 161 will have on the Company’s financial statements and related disclosures.

3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. Under normal conditions, the Company will invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company intends to invest at least 50 percent of its total assets in RITs and

30     Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

no more than 25 percent of its total assets in equity securities of MLPs as of the date of purchase. The Company may invest up to 50 percent of its total assets in restricted securities. As of May 31, 2008, the fair value of investments in Canadian, United States and other foreign issuers were $83,000,964 (59.7 percent of net assets), $107,297,984 (77.2 percent of net assets) and $12,027,081 (8.7 percent of net assets), respectively.

4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in an amount equal to an annual rate of 0.15 percent of the Company’s average monthly Managed Assets effective January 1, 2008 through December 31, 2008. For the period from January 1, 2007 through December 31, 2007, the Adviser waived fees in an amount equal to an annual rate of 0.20 percent of the Company’s average monthly Managed Assets.

The Company has engaged SEI Investments Global Funds Services to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.05 percent of the first $500,000,000 of the Company’s Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $100,000.

U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company’s domestic assets, and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

5. Income Taxes
It is the Company’s intent to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements; however, the Company has appropriately accrued for foreign taxes on certain foreign sourced income.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and additional paid-in-capital.

2008 2nd Quarter Report     31

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

At November 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gain	$474,220
Unrealized appreciation	18,569,076
Other temporary differences	(186,243)
Distributable earnings	$18,857,053

For federal income tax purposes, capital loss carryforwards may be carried forward for eight years and applied against future capital gains. There were no capital loss carryforwards as of November 30, 2007.

As of May 31, 2008, the aggregate cost of securities for federal income tax purposes was $175,046,262. At May 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $28,282,529, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $1,002,762 and the net unrealized appreciation was $27,279,767.

6. Investment Transactions
For the period ended May 31, 2008, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $52,441,742 and $50,287,426 (excluding short-term and government securities), respectively.

7. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 4,612,640 shares outstanding at May 31, 2008, November 30, 2007 and November 30, 2006.

8. Fair Value of Financial Instruments
Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of May 31, 2008. These assets and liabilities are measured on a recurring basis.

32     Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

		Fair Value Measurements at
		Reporting Date Using
		Quoted Prices in
		Active Markets for	Significant Other
	Fair Value at	Identical Assets	Observable Inputs
Description	May 31, 2008	(Level 1)	(Level 2)
Assets:
Investments	$202,326,029	$176,259,711	$26,066,318
Liabilities:
Forward Foreign Currency Contracts	$1,439,754	$—	$1,439,754
Interest Rate Swap Contracts	2,385,170	—	2,385,170
Total	$3,824,924	$—	$3,824,924

9. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors as more fully described in Note 2. The table below shows the shares/principal amount, acquisition date(s), acquisition cost, fair value per unit and percent of net assets which the securities comprise at May 31, 2008.

					Fair
				Fair	Value as
	Shares/			Value	Percent
	Principal	Acquisition	Acquisition	Per	of Net
Company	Amount	Date(s)	Cost	Unit	Assets
Connacher Oil & Gas Ltd, 10.25%, 12/15/2015	$3,000,000	04/25/08-04/28/08	$3,202,500	N/A	2.3%
Copano Energy, L.L.C. — Class D Common Units	95,260	03/14/08	2,500,575	$27.57	1.9
OPTI Canada Inc., 8.25%, 12/15/2014	$2,500,000	12/08/06-12/14/06	2,533,250	N/A	1.8
SemGroup, L.P., 8.75%, 11/15/2015	$9,300,000	11/04/05-04/16/08	9,215,290	N/A	6.5
Texas Competitive Electric Holdings Co LLC, 10.25%, 11/01/2015	$3,000,000	04/24/08-04/29/08	3,142,500	N/A	2.2
			$20,594,115		14.7%

The carrying value per unit of unrestricted common units of Copano Energy, L.L.C. was $35.90 on March 7, 2008, the date of the purchase agreement and date an enforceable right to acquire the restricted Copano Energy, L.L.C. units was obtained by the Company.

2008 2nd Quarter Report     33

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

10. Investment in Affiliate
Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated securties held by the Company as of May 31, 2008. A summary of affiliated transactions for the company which was an affiliate during the period from December 1, 2007 through May 31, 2008, is as follows:

	Share					May 31, 2008
	Balance	Gross	Gross	Realized	Dividend	Share	Fair
	11/30/07	Additions	Reductions	Gain	Income	Balance	Value
Spectra Energy
Income Fund	1,329,050	$ —	$14,754,107	$2,802,290	$465,656	—	$ —

11. Credit Facility
On April 25, 2007, the Company entered into a $15,000,000 revolving unsecured committed credit facility, maturing March 21, 2008, with U.S. Bank, N.A. as a lender, agent and lead arranger, and Bank of Oklahoma, N.A. On March 20, 2008, the Company entered into an extension of its unsecured credit facility. The amended credit agreement provides for a revolving credit facility of up to $15,000,000 that can be increased to $20,000,000 if certain conditions are met. The amended credit facility terminates on March 20, 2009. The credit facility has a variable annual interest rate equal to one-month LIBOR plus 0.75 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended May 31, 2008 was approximately $2,300,000 and 4.11 percent, respectively. At May 31, 2008, the principal balance outstanding was $3,950,000 at an interest rate of 3.21 percent.

12. Long-Term Debt Obligations
The Company has issued $40,000,000 aggregate principal amount of auction rate senior notes Series A (the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on April 3, 2046. At May 31, 2008, fair value of the Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.

Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. The interest rate as of May 31, 2008 was 4.77 percent. The weighted average interest rate for the period ended May 31, 2008 was 5.92 percent. These rates do not include commissions paid to the auction agent which are included in auction agent fees in the accompanying Statement of Operations. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days; however, the Company may designate a different rate period. The Notes are not listed on any exchange or automated quotation system.

In the event that there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the Notes, the auction fails. When an auction fails, the rate paid to

34     Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

continuing or new bidders is set at the maximum rate. A failed auction does not cause an acceleration of, or otherwise have any impact on, outstanding principal amounts due or affect the security’s liquidation preference. In the event of a failed auction, interest continues to be paid at the maximum rates and times determined in the indenture. The maximum rate based on the Notes’ current ratings is 200 percent of the greater of: (i) the applicable AA Composite Commercial Paper Rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR as of the date of the auction.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure in a timely manner a deficiency as stated in the rating agency guidelines applicable to the Notes.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding common stock and any outstanding preferred stock; (2) on a parity with any unsecured creditors and any unsecured senior securities representing indebtedness of the Company, including additional series of Notes and (3) junior to any secured creditors of the Company.

13. Preferred Stock
The Company has 800 authorized shares of Money Market Preferred (“MMP”) Stock, of which 600 shares are currently outstanding. The MMP Stock has rights determined by the Board of Directors. The MMP Stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid distributions, whether or not declared. At May 31, 2008, fair value of the MMP Stock approximates the carrying amount because the distribution rate fluctuates with changes in interest rates available in the current market.

Holders of the MMP Stock are entitled to receive cash distribution payments at an annual rate that may vary for each rate period. The distribution rate for MMP Stock as of May 31, 2008, was 5.00 percent. The weighted average distribution rate for MMP Stock for the period ended May 31, 2008, was 6.19 percent. These rates do not include commissions paid to the auction agent which are included in auction agent fees in the accompanying Statement of Operations. Generally, the rate period will be 28 days; however, the Company may designate a different rate period. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Stock would be less than 200 percent.

In the event that there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the Money Market Preferred Stock, the auction fails. When an auction fails, the rate paid to continuing or new bidders is set at the maximum rate. A failed auction does not cause a mandatory redemption or affect the security’s liquidation preference. In the event of a failed auction, distributions continue to be paid at the maximum rates and times determined in the articles supplementary. The maximum rate on Preferred Stock based on current ratings is 200 percent of the greater of: (i) the applicable AA Composite Commercial Paper Rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR as of the date of the auction.

2008 2nd Quarter Report     35

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The MMP Stock is redeemable in certain circumstances at the option of the Company. The MMP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency in a timely manner as stated in the rating agency guidelines.

The holders of MMP Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

14. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the fair value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent and 200 percent asset coverage of the liquidation value of the outstanding long-term and short-term debt obligations and preferred stock, respectively, or if the Company loses its credit rating on its long-term debt obligations or preferred stock, then the Company could be required to make a termination payment, in addition to redeeming all or some of the long-term debt obligations, short-term borrowings and preferred stock. Details of the interest rate swap contracts outstanding as of May 31, 2008, are as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	the Company	the Company	Depreciation
U.S. Bank, N.A.	04/17/10	$20,000,000	5.150%	1 month U.S. Dollar LIBOR	$(693,522)
U.S. Bank, N.A.	01/02/13	10,000,000	5.250%	1 month U.S. Dollar LIBOR	(533,918)
U.S. Bank, N.A.	03/10/16	10,000,000	5.205%	1 month U.S. Dollar LIBOR	(549,818)
U.S. Bank, N.A.	12/23/18	15,000,000	5.065%	1 month U.S. Dollar LIBOR	(607,912)
		$55,000,000			$(2,385,170)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swaps contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty.

36     Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

15. Forward Foreign Currency Contracts
The Company has entered into forward foreign currency contracts to protect the value of income received from investments denominated in foreign currency against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The fair value of the contracts will fluctuate with changes in currency exchange rates. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Details of the forward foreign currency contracts outstanding as of May 31, 2008, are as follows:

Maturity	Currency To		Currency To		Unrealized
Date	Receive		Deliver		Depreciation
08/21/08	USD	994,695	CAD	1,125,000	$(135,994)
11/21/08	USD	994,695	CAD	1,125,000	(134,487)
02/20/09	USD	994,695	CAD	1,125,000	(133,455)
05/21/09	USD	994,695	CAD	1,125,000	(132,443)
08/21/09	USD	994,695	CAD	1,125,000	(131,316)
11/20/09	USD	994,695	CAD	1,125,000	(130,211)
02/19/10	USD	994,695	CAD	1,125,000	(129,120)
05/21/10	USD	994,695	CAD	1,125,000	(128,041)
08/20/10	USD	994,695	CAD	1,125,000	(128,049)
11/19/10	USD	994,695	CAD	1,125,000	(128,273)
02/21/11	USD	994,695	CAD	1,125,000	(128,365)
					$(1,439,754)

CAD — Canadian Dollar
USD — U.S. Dollar

16. Subsequent Events
On June 2, 2008, the Company paid a distribution in the amount of $0.38 per common share, for a total of $1,752,803. Of this total, the dividend reinvestment amounted to $232,532.

On June 17, 2008, the Company issued two series of private senior notes totaling $45,000,000 aggregate principal amount. The net proceeds of approximately $44,900,000 from these offerings will be used to redeem $5,000,000 of its MMP Stock on July 11, 2008, and all its Series A Auction Rate Senior Notes on July 21, 2008.

On June 18, 2008, the Company terminated a $10,000,000 notional swap contract (5.205 percent, maturing 3/10/2016), a $10,000,000 notional swap contract (5.25 percent, maturing 1/02/2013) and a $20,000,000 notional swap contract (5.15 percent, maturing 4/17/2010). The Company realized losses of $447,346, $431,547 and $588,553, respectively, on the termination of these contracts.

On July 7, 2008, the Company terminated a $15,000,000 notional swap contract (5.065 percent, maturing 12/23/2018). The Company realized a loss of $649,125 on the termination of this contract.

2008 2nd Quarter Report     37

ADDITIONAL INFORMATION (Unaudited)

1.	To elect Conrad S. Ciccotello as a Director of the Company, to hold office for a term of three years and until his successor is duly elected and qualified.

No. of Shares
Affirmative	4,279,026
Withheld	38,810
TOTAL	4,317,836

Charles E. Heath and Terry C. Matlack continued as directors and their terms expire on the date of the 2009 annual meeting of stockholders, and H. Kevin Birzer and John R. Graham continued as directors and their terms expire on the date of the 2010 annual meeting of stockholders.

2.	To grant the Company the authority to sell common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders of Record
(20 Stockholders of Record as of Record Date)	No. of Recordholders Voting
Affirmative	16
Against	0
Abstain	0
TOTAL	16

Vote of Stockholders	No. of Shares
Affirmative	1,737,857
Against	168,595
Abstain	46,703
Broker Non-votes	2,364,681
TOTAL	4,317,836

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2008

No. of Shares
Affirmative	4,288,610
Against	15,255
Abstain	13,971
TOTAL	4,317,836

Based upon votes required for approval, each of these matters passed.

38     Tortoise North American Energy Corp.

ADDITIONAL INFORMATION (Unaudited)
(Continued)

Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. For the period ended May 31, 2008, the aggregate compensation paid by the Company to the independent directors was $55,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2007 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

2008 2nd Quarter Report     39

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

Certifications
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

40     Tortoise North American Energy Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise North American Energy Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pa. 19456

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com

LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYN

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 5/31/08
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise North American Energy Corp.	TYN	Canadian and U.S.	Taxable Accounts	$204
	Oct. 2005	Energy Infrastructure

Tortoise Energy Infrastructure Corp.	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,213
	Feb. 2004		Pension Plans
			Taxable Accounts
Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$853
	May 2005		Pension Plans
			Taxable Accounts
Tortoise Capital Resources Corp.	TTO	U.S. Energy Infrastructure	Retirement Accounts	$167
	Dec. 2005	Private and Micro Cap	Pension Plans
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

…Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.

11550 Ash Street, Suite 300 • Leawood, Kan. 66211 • (913) 981-1020 • (913) 981-1021 (fax)
www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1	0	0	0	0
12/1/07-12/31/07
Month #2	0	0	0	0
1/1/08-1/31/08
Month #3	0	0	0	0
2/1/08-2/29/08
Month #4	0	0	0	0
3/1/08-3/31/08
Month #5	0	0	0	0
4/1/08-4/30/08
Month #6	0	0	0	0
5/1/08-5/31/08
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise North American Energy Corporation

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date July 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date July 18, 2008

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Financial Officer
Date July 18, 2008